UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2012

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35067	27-3819646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina		28210
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (704) 364-7707)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 20, 2012, Swisher Hygiene Inc. (the “Company”) notified The NASDAQ Stock Market (“NASDAQ”) that its Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) and the Form 10-Qs for the quarterly periods ended March 31, 2012 and June 30, 2012 (together, the “Form 10-Qs”) will not be filed with the Securities and Exchange Commission by September 26, 2012, which is the extended deadline for filing previously granted to the Company by NASDAQ.

As a result of this notification, on September 21, 2012, the Company received a letter from NASDAQ advising that it remains non-compliant with the requirements for continued listing under NASDAQ Listing Rule 5250(c)(1) due to the Company’s failure to timely file the Form 10-K and the Form 10-Qs. The letter further indicates that the Company’s common stock is subject to delisting from NASDAQ unless it requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) within seven calendar days of receipt of the letter.

The Company intends to timely request a hearing before the Panel. The Company’s request for a hearing will automatically stay any delisting action for a period of 15 days from the date of the request. In addition, in connection with its request for a hearing, the Company will request that the Panel continue the stay of delisting until the conclusion of the hearing process. The Company expects that a hearing will be set for 30 to 45 days from the date of the request and that the Panel will take approximately one to six weeks from the hearing date to render a decision. If the Company’s plan to regain compliance is approved, the Panel may provide the Company up to 360 days from the original due date for the Form 10-K, which was March 30, 2012. However, the Company cannot provide assurance that the Panel will grant the company a stay of Staff’s delisting determination until the conclusion of the hearing process or that it will grant the Company an exception for additional time to regain compliance with NASDAQ’s filing requirement.

On September 25, 2012, the Company issued a press release announcing the Company’s receipt of the determination letter from NASDAQ. A copy of that press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated September 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2012	SWISHER HYGIENE INC.

	By:	/s/ Thomas Byrne
Thomas Byrne Interim President and Chief Executive Officer

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